JOINT FILER INFORMATION

NAME:    Frost Alpha Investments Trust
ADDRESS:   4400 Biscayne Blvd
    Miami, FL 33137

Designated Filer:  Phillip Frost, M.D.

Issuer and Ticker Symbol:  IVAX  CORPORATION

Date of Event Requiring
Statement:   January 09 and 17, 2004

FROST ALPHA INVESTMENTS TRUST

 by:           /s/  Phillip Frost, M.D.
  Phillip Frost, M.D., Trustee

JOINT FILER INFORMATION

NAME:    Frost Gamma Investments Trust
ADDRESS:   4400 Biscayne Blvd
    Miami, FL 33137

Designated Filer:  Phillip Frost, M.D.

Issuer and Ticker Symbol:  IVAX  CORPORATION.

Date of Event Requiring
Statement:   January 09 and 17, 2004

FROST GAMMA INVESTMENTS TRUST

 by:           /s/ Phillip Frost, M.D.
  Phillip Frost, M.D., Trustee

JOINT FILER INFORMATION

NAME:    Frost-Nevada Investments Trust
ADDRESS:   4400 Biscayne Blvd
    Miami, FL 33137

Designated Filer:  Phillip Frost, M.D.

Issuer and Ticker Symbol:  IVAX  CORPORATION

Date of Event Requiring
Statement:   January 09 and 17, 2004

FROST-NEVADA INVESTMENTS TRUST

 by:           /s/ Phillip Frost, M.D.
  Phillip Frost, M.D., Trustee

JOINT FILER INFORMATION

NAME:    Frost Phi Investments Trust
ADDRESS:   4400 Biscayne Blvd
    Miami, FL 33137

Designated Filer:  Phillip Frost, M.D.

Issuer and Ticker Symbol:  IVAX  CORPORATION

Date of Event Requiring
Statement:   January 09 and 17, 2004

FROST PHI INVESTMENTS TRUST

 by:           /s/  Phillip Frost, M.D.
  Phillip Frost, M.D., Trustee